Exhibit 99.1

LETTER OF TRANSMITTAL

FOR TENDER OF

ALL OUTSTANDING

8.5% SENIOR FIXED RATE NOTES DUE APRIL 1, 2015

IN EXCHANGE FOR

8.5% SENIOR FIXED RATE NOTES DUE APRIL 1, 2015

ALL OUTSTANDING

8.875%/9.625% SENIOR PIK-ELECTION NOTES DUE APRIL 1, 2015

IN EXCHANGE FOR

8.875%/9.625% SENIOR PIK-ELECTION NOTES DUE APRIL 1, 2015

AND

ALL OUTSTANDING

9.75% SENIOR SUBORDINATED NOTES DUE APRIL 1, 2017

IN EXCHANGE FOR

9.75% SENIOR SUBORDINATED NOTES DUE APRIL 1, 2017

OF

HAWKER BEECHCRAFT ACQUISITION COMPANY LLC

AND

HAWKER BEECHCRAFT NOTES COMPANY

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M., NEW YORK CITY TIME, ON [                    ],

2008 (THE “EXPIRATION DATE”), UNLESS THE OFFER IS EXTENDED BY HAWKER

BEECHCRAFT ACQUISITION COMPANY LLC AND HAWKER BEECHCRAFT NOTES COMPANY

(TOGETHER, THE “COMPANY”) IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING

NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 A.M., NEW YORK CITY TIME, ON

THE EXPIRATION DATE.

Exchange Agent:

WELLS FARGO BANK, N.A.

By Registered and Certified Mail:	By Overnight Courier or Regular Mail:	By Hand Delivery:
Wells Fargo Bank , N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	608 2nd Avenue South
P.O. Box 1517	6th & Marquette Avenue	Northstar East Building -12th Floor
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282 Confirm by Telephone: (800) 344-5128

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

By execution hereof, the undersigned acknowledges receipt of the Prospectus dated [                    , 200    ] (the “Prospectus”) of the Company which, together with this Letter of Transmittal (the “Letter of Transmittal”), constitute the Company’s offer (the “Exchange Offer”) to exchange (1) up to $400,000,000 principal amount of its new 8.5% Senior Fixed Rate Notes due April 1, 2015 (the “Senior Fixed Rate Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $400,000,000 principal amount of its issued and outstanding 8.5% Senior Fixed Rate Notes due April 1, 2015 (the “Outstanding Senior Fixed Rate Notes”), (2) up to $400,000,000 principal amount of its new 8.875%/9.625% Senior PIK-Election Notes due April 1, 2015 (the “Senior PIK-Election Exchange Notes”), which have been registered under the Securities Act, for up to $400,000,000 principal amount of its issued and outstanding 8.875%/9.625% Senior PIK-Election Notes due April 1, 2015 (the “Outstanding Senior PIK-Election Notes”) and (3) up to $300,000,000 principal amount of its new 9.75% Senior Subordinated Notes due April 1, 2017 (the “Senior Subordinated Exchange Notes”) (together with the Senior Fixed Rate Exchange Notes and Senior PIK-Election Exchange Notes, the “Exchange Notes”), which have been registered under the Securities Act, for up to $300,000,000 principal amount of its issued and outstanding 9.75% Senior Subordinated Notes due April 1, 2017 (the “Outstanding Senior Subordinated Notes”) (together with the Outstanding Senior Fixed Rate Notes and Outstanding Senior PIK-Election Notes, the “Outstanding Notes”). The terms of the Exchange Notes are identical to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and additional interest provisions relating to the Outstanding Notes will not apply to the Exchange Notes.

This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”), or Clearstream Banking S.A. (“Clearstream”) by any financial institution that is a participant in DTC, Euroclear or Clearstream, as applicable, and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as “Acting Holder”); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”) or by Euroclear or Clearstream, as the case may be. To tender Outstanding Notes in this manner, the electronic instructions sent to DTC, Euroclear or Clearstream and transmitted to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

Unless the context requires otherwise, the term “Holder” for purposes of this Letter of Transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC, Euroclear or Clearstream whose Outstanding Notes are held of record by DTC, Euroclear or Clearstream who desires to deliver such Outstanding Notes by book-entry transfer at DTC, Euroclear or Clearstream.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $2,000 and integral multiples of $1,000 in excess thereof.

DESCRIPTION OF OUTSTANDING SENIOR FIXED RATE NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Aggregate Stated Amount at Maturity Tendered (if less than all)**

Total Stated Amount at Maturity of Outstanding Senior Notes Tendered

*	Need not be completed by Holders tending by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.

DESCRIPTION OF OUTSTANDING SENIOR PIK-ELECTION NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Aggregate Stated Amount at Maturity Tendered (if less than all)**

Total Stated Amount at Maturity of Outstanding Senior Subordinated Notes Tendered

*	Need not be completed by Holders tending by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.

DESCRIPTION OF OUTSTANDING SENIOR SUBORDINATED NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Aggregate Stated Amount at Maturity Tendered (if less than all)**

Total Stated Amount at Maturity of Outstanding Senior Notes Tendered

*	Need not be completed by Holders tending by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM TO THE EXCHANGE AGENT’S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC, Euroclear or Clearstream Book-Entry Account:
Transaction Code No.:

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Outstanding Notes:
Window Ticket No. (If Any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution that Guaranteed Delivery:
DTC, Euroclear or Clearstream Book-Entry Account No.:
If Delivered by Book-Entry Transfer:
Name of Tendering Institution:
Transaction Code:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described stated amount at maturity of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the Indentures for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder of Outstanding Notes represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iii) if the Holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to engage in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an “affiliate” of the Company or any of the guarantors within the meaning of Rule 405 under the Securities Act, or, if such Holder or any such other person is such an “affiliate”, that such Holder or any such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an “affiliate” of the Company or any of the guarantors within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes issued in the Exchange Offer. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, a broker-dealer is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter, and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Outstanding

Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) promptly after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions”, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, Euroclear or Clearstream, by credit to the respective account at DTC, Euroclear or Clearstream). Similarly, unless otherwise indicated under “Special Delivery Instructions”, please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS

OF WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, Euroclear or Clearstream, exactly as such participant’s name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

X	Date:
X	Date:
Signature(s) of Holder(s) or Authorized Signatory

Names:	Address:

(Please Print)	(Including ZIP Code)
Capacity(ies):	Area Code and Telephone No:

Social Security No(s).:

PLEASE COMPLETE FORM W-9 HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Outstanding Notes in a stated amount at maturity not tendered or exchanged are to be issued in the name of, or certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the chart entitled “Description of Outstanding Senior Notes” or “Description of Outstanding Senior Subordinated Notes” within this Letter of Transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted are maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security Number:

(See Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Outstanding Notes in a stated amount at maturity not tendered or exchanged or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the chart entitled “Description of Outstanding Senior Notes” or “Description of Outstanding Senior Subordinated Notes” within this Letter of Transmittal or to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security Number:

(See Form W-9 herein)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC, Euroclear or Clearstream of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 12:00 A.M., New York City time, on the Expiration Date. The Company may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, the Company recommends registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the stated amount at maturity of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC, Euroclear or Clearstream) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC, Euroclear or Clearstream), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender these Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 12:00 A.M., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of the Company or the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes based on the specific facts or circumstances. Notwithstanding the forgoing, the Company does not expect to treat any Holder of Outstanding Notes differently to the extent they present the same facts or circumstances. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) either before or after the Expiration Date will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offer.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third columns of the charts entitled “Description of Outstanding Senior Fixed Rate Notes,” “Description of Outstanding Senior PIK-Election Notes” and “Description of Outstanding Senior Subordinated Notes.” All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the aggregate stated amount at maturity of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream, promptly after the Outstanding Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond with the name as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder appears on the Outstanding Notes.

If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for stated amount at maturity not tendered or exchanged are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, Euroclear or Clearstream, if different from the account maintained at DTC, Euroclear or Clearstream indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Holders who tender their Outstanding Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection with the exchange. If, however, certificates representing Exchange Notes, or Outstanding Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. Notwithstanding the foregoing, in the event of a material change in the Exchange Offer, including the Company’s waiver of a material condition, the Company will extend the Exchange Offer period if necessary so that at least five business days remain in the Exchange Offer following notice of the material change.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company or the Company’s counsel, be unlawful. The Company also reserves the right to waive any defaults, irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal based on the specific facts or circumstances. Notwithstanding the forgoing, the Company does not expect to treat any Holder of Outstanding Notes differently to the extent they present the same facts or circumstances. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company’s interpretation of the terms and conditions of the Exchange Offer either before or after the Expiration Date shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by the Company. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 12:00 A.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Outstanding Senior Notes Tendered	Outstanding Senior Notes Accepted

Delivery Prepared by:	Checked by:	Date:

Certificate Surrendered	Outstanding Senior Subordinated Notes Tendered	Outstanding Senior Subordinated Notes Accepted

Delivery Prepared by:	Checked by:	Date: